                                                             OMB APPROVAL
                                                      --------------------------
                                                      OMB Number:      3235-0059
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement.
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
     RULE 14a-6(e)(2)).
[ ]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        American Realty Investors, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     4) Date Filed:

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PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS
FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (11-01)

                        AMERICAN REALTY INVESTORS, INC.
                                 DALLAS, TEXAS

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 12, 2003

Dear Stockholder:

     You are cordially invited to attend the 2003 Annual Meeting of Stockholders of American Realty Investors, Inc. to be held on Tuesday, August 12, 2003, at 10:00 a.m. at 1800 Valley View Lane, Suite 300, Dallas, Texas.

     This year you will be asked to vote in favor of two proposals. One is for the election of four directors. The second proposal is to amend the Articles of Incorporation. The proposals are more fully explained in the attached proxy statement which we encourage you to read.

     Whether you plan to attend or not, please sign, date and return the enclosed proxy card in the envelope provided or vote by telephone or through the designated internet site. Thank you for your cooperation.

                                          /s/ ROBERT A. WALDMAN
                                          Robert A. Waldman
                                          Senior Vice President, General
                                          Counsel and Corporate Secretary

Dated: July   , 2003

                        AMERICAN REALTY INVESTORS, INC.

                                PROXY STATEMENT

DATE:                 Tuesday, August 12, 2003

TIME:                 10:00 a.m. (Central time)

PLACE:                1800 Valley View Lane, Suite 300, Dallas, Texas

AGENDA: A proposal, numbered as Item 1 on the proxy card, for the election of four nominees as directors of American Realty Investors, Inc. ("ARI").

                      A proposal, numbered as Item 2 on the proxy card, for the amendment of the Articles of Incorporation to delete the designation for the Series B Cumulative Convertible Preferred Stock.

WHO CAN VOTE:         All holders of record of our common stock at the close of
                      business on July   , 2003, are entitled to vote. Holders
                      of the common stock are entitled to one vote per share at the Annual Meeting. The common stock is the only class of our securities entitled to vote at the Annual Meeting.

PROXIES SOLICITED BY: Your vote and proxy is being solicited by our Board of
                      Directors for use at the Annual Meeting. This Proxy Statement and enclosed proxy card is sent on behalf of our Board of Directors to all stockholders beginning on July
                        , 2003. By completing, signing and returning your proxy
                      card, you will authorize the persons named on the proxy card to vote your shares according to your instructions.

PROXIES: If you do not indicate how you wish to vote for one or more of the nominees for director, the persons named on the proxy card will vote FOR election of all the nominees for director (Proposal 1). If you "withhold" your vote for any of the nominees, this will be counted as a vote AGAINST that nominee.

                      If you do not indicate how you wish to vote on the proposed amendment to the Articles of Incorporation, the persons named on the proxy card will vote FOR the amendment (Proposal 2).

REVOKING YOUR PROXY:  You can revoke your proxy by:

                      - writing to the Corporate Secretary (at 1800 Valley View
                        Lane, Suite 300, Dallas, Texas 75234) before the Annual Meeting;

                      - voting again via mail; or

                      - casting your vote in person at the Annual Meeting. Your
                        last vote will be the vote that is counted.

QUORUM:               As of July   , 2003, there were 11,375,127 shares of
                      common stock issued and outstanding. The holders of the common stock have the right to cast one vote for each share held by them. The presence, in person or by proxy, of stockholders entitled to cast at least 5,687,564 votes constitutes a quorum for adopting the proposals at the Annual Meeting. If you have properly signed and returned your proxy card by mail, you will be considered part of the quorum, and the persons named on the proxy card will vote your shares as you have instructed. If a broker holding your shares in "street" name indicates to us on a proxy card that the broker lacks discretionary authority to vote your shares, we will not consider your shares as present or entitled to vote for any purpose.

VOTES OF MANAGEMENT AND
AFFILIATES:           As of July   , 2003, management and affiliates held
                      8,856,825 shares representing approximately 77.9% of the shares outstanding. Management intends to vote such shares for each proposal in accordance with the recommendation of the Board of Directors.

MULTIPLE PROXY CARDS: If you receive multiple proxy cards, this indicates that your shares are held in more than one account, such as two brokerage accounts, and are registered in different names. You should vote each of the proxy cards to ensure that all of your shares are voted.

COSTS OF PROXY
SOLICITATION:         Some of our directors, officers and employees may solicit
                      proxies personally, without any additional compensation, by telephone or mail. Proxy materials also will be furnished without cost to brokers and other nominees to forward to the beneficial owners of shares held in their names.

QUESTIONS:            You may call our Investor Relations Department at (469)
                      522-4245 if you have any questions.

                     PLEASE VOTE -- YOUR VOTE IS IMPORTANT

                               BOARD OF DIRECTORS
                             ELECTION OF DIRECTORS
                          ITEM NO. 1 ON THE PROXY CARD

     The Board of Directors consists of five members. One current director, Joseph Mizrachi, is not a nominee for election at the Annual Meeting. Four directors are to be elected at the Annual Meeting. Each director elected will hold office until the 2004 Annual Meeting. All of the nominees for director are now serving as directors. The nominees for election as director are:

                                                                     DIRECTOR
NAME                                                           AGE    SINCE
----                                                           ---   --------
Henry A. Butler.............................................   52      2003
Earl D. Cecil...............................................   73      2001
Ted P. Stokely..............................................   69      2002
Martin L. White.............................................   63      2003

     The persons named on the proxy card will vote for all of the nominees for director listed unless you withhold authority to vote for one or more of the nominees. The nominees receiving a plurality of votes cast at the Annual Meeting will be elected as directors. Abstentions and broker non-votes will not be treated as a vote for or against any particular nominee and will not affect the outcome of the election of directors. Cumulative voting for the election of directors is not permitted.

     All of our nominees have consented to serve as directors. Our Board of Directors has no reason to believe that any of the nominees will be unable to act as a director. However, if any director is unable to stand for re-election, the Board will designate a substitute. If a substitute nominee is named, the persons named on the proxy card will vote for the election of the substitute nominee.

DIRECTOR BIOGRAPHIES

     The nominees for directors are listed below, together with their terms of service, all positions and offices with ARI or ARI's advisor, Prime Asset Management, Inc. ("Prime"), other principal occupations, business experience and directorships with other companies during the last five years or more. The designation "Affiliated", when used below with respect to a director, means that the director is an officer, director or employee of the Advisor or an officer of ARI. The designation "Independent", when used below with respect to a director, means the director is neither an officer of ARI nor a director, officer or employee of the Advisor, although ARI may have certain business or professional relationships with such director as discussed below under "Certain Business Relationships and Related Transactions".

                          NAME, PRINCIPAL OCCUPATIONS,
                     BUSINESS EXPERIENCE AND DIRECTORSHIPS

Henry A. Butler:              Director (Affiliated) (since July 2003).
                              Broker -- Land Sales (since 1992) of Basic Capital
                              Management, Inc. ("BCM"), the advisor to ARI until June 30,
                              2003; Owner/Operator (1989 to 1991) of Butler Interests,
                              Inc.; and Director (since December 2001) of Transcontinental
                              Realty Investors, Inc. ("TCI") and (from December 2001 to
                              July 2003) of Income Opportunity Realty Investors, Inc.
                              ("IORI").
Earl D. Cecil:                Director (Independent) (since November 2001).
                              Financial and business consultant (since January 1994);
                              Division Vice President (February 1987 to December 1993) of
                              James Mitchell & Company, a financial services marketing
                              organization; and Director (since March 2002) of IORI and
                              TCI.

Ted P. Stokely:               Director (Independent) and Chairman of the Board (since
                              November 2002)
                              General Manager (since January 1995) of ECF Senior Housing
                              Corporation, a nonprofit corporation; General Manager (since
                              January 1993) of Housing Assistance Foundation, Inc., a
                              nonprofit corporation; Part-time unpaid consultant (since
                              January 1993) of Eldercare Housing Foundation, a nonprofit corporation; General Manager (since April 2002) of Unified
                              Housing Foundation, Inc., a nonprofit corporation; and
                              Director (since April 1990) and Chairman of the Board (since
                              January 1995) of IORI and TCI.
Martin L. White:              Director (Independent) (since July 2003).
                              Chief Executive Officer (since 1995) of Builders Emporium,
                              Inc.; Chairman and Chief Executive Officer (since 1993) of
                              North American Trading Company, Ltd.; President and Chief
                              Operating Officer (since 1992) of Community Based
                              Developers, Inc.; and Director (since January 1995) of TCI and IORI.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED ABOVE.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors held twenty meetings during 2002. For such year, Joseph Mizrachi was the only incumbent director who attended fewer than 75 percent of the aggregate of (1) the total number of meetings held by the Board during the period for which he had been a director and (2) the total number of meetings held by all committees of the Board on which he served during the period that he served.

     The Board of Directors has an Audit Committee, the function of which is to review ARI's operating and accounting procedures. The members of the Audit Committee are Messrs. Cecil, Mizrachi, Stokely and White each of whom is independent as that term is defined in Section 303.01(B)(2)(a) and (b) of the New York Stock Exchange & Listing Standards. The Board of Directors has a Stock Option Committee the function of which is to administer ARI's stock option plan. The member of the Stock Option Committee is Mr. Cecil. The Stock Option Committee did not meet in 2002.

     ARI's Board of Directors does not have nominating or compensation committees.

  Audit Committee

     The Audit Committee meets periodically with the independent auditors and
(1) reviews annual financial statements and the independent auditors' work and report thereon, (2) reviews the independent auditors' report on internal controls and related matters, (3) selects and recommends to the Board of Directors the appointment of the independent auditors, (4) reviews the letter of engagement and statement of fees which pertain to the scope of the annual audit and certain special audit and non-audit work which may be required or suggested by the independent auditors, (5) receives and reviews information pertaining to internal audits, (6) directs and supervises special investigations, and, (7) performs any other functions deemed appropriate by the Board of Directors. Members of the Audit Committee are Earl D. Cecil, Joseph Mizrachi, Ted P. Stokely and Martin L. White each of whom is independent (as defined in Section 303.01(B)(2)(a) and (3) of the New York Stock Exchange Listed Company Manual). The Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee met nine times during 2002.

  Audit Committee Report

     The Audit Committee oversees ARI's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of ARI's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and ARI, including the matters in the written disclosures required by the Independence Standards Board.

     The Committee discussed with ARI's independent auditors the overall scope and plans for their audit. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of ARI's internal controls and the overall quality of ARI's financial reporting.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the Securities and Exchange Commission. The Committee has also recommended, subject to Board approval, the selection of ARI's independent auditors.

                                          Audit Committee
                                          Earl D. Cecil
                                          Joseph Mizrachi
                                          Ted P. Stokely
                                          Martin L. White

Dated: July   , 2003

EXECUTIVE OFFICERS

     The following persons currently serve as executive officers of ARI: Mark W. Branigan, Executive Vice President -- Residential; Louis J. Corna, Executive Vice President -- Tax; and Ronald E. Kimbrough -- Acting Principal Executive Officer, Executive Vice President and Chief Financial Officer. Their positions with ARI are not subject to a vote of stockholders. Their ages, terms of service, all positions and offices with ARI or Prime, other principal occupations, business experience and directorships with other companies during the last five years or more are set forth below.

                          NAME, PRINCIPAL OCCUPATIONS,
                     BUSINESS EXPERIENCE AND DIRECTORSHIPS

                                                                                    AGE
                                                                                    ---
Mark W. Branigan:     Executive Vice President -- Residential (since June 2001),    48
                      Executive Vice President and Chief Financial Officer (August
                      2000 to June 2001) and Director (September 2000 to June
                      2001).
                      Executive Vice President -- Residential (since June 2003) of
                      Prime; Executive Vice President -- Residential (since June
                      2001), Executive Vice President and Chief Financial Officer
                      (August 2000 to June 2001), Vice President -- Director of
                      Construction (August 1999 to August 2000) and Executive Vice
                      President -- Residential Asset Management (January 1992 to
                      October 1997) of TCI, IORI and BCM; Vice
                      President -- Director of Construction (August 1999 to August
                      2000) and Executive Vice President -- Residential Asset
                      Management (January 1992 to October 1997) of ART; and real estate consultant (November 1997 to July 1999)

                                                                                    AGE
                                                                                    ---
Louis J. Corna:       Executive Vice President -- Tax (since October 2001),         55
                      Executive Vice President and Chief Financial Officer (June
                      2001 to October 2001), and Senior Vice President -- Tax
                      (December 2001 to June 2001).
                      Executive Vice President -- Tax (since June 2003) of Prime;
                      Executive Vice President -- Tax (since October 2001),
                      Executive Vice President and Chief Financial Officer (June
                      2001 to October 2001), and Senior Vice President -- Tax
                      (December 2000 to June 2001) of BCM, TCI and IORI; Private
                      Attorney (January 2000 to December 2000); Vice President --
                      Taxes and Assistant Treasurer (March 1998 to January 2000)
                      of IMC Global, Inc.; and Vice President -- Taxes (July 1991
                      to February 1998) of Whitman Corporation.
Ronald E. Kimbrough:  Acting Principal Executive Officer (since February 2002) and  50
                      Executive Vice President and Chief Financial Officer (since
                      January 2002).
                      Acting Principal Executive Officer, Executive Vice President
                      and Chief Financial Officer (since June 2003) of Prime;
                      Acting Principal Executive Officer, Executive Vice President
                      and Chief Financial Officer (since January 2002) of BCM, TCI and IORI; Controller (September 2000 to January 2002) of
                      BCM; Director, Vice President and Treasurer (since February
                      2002) of First Equity Properties, Inc.; Vice President and
                      Treasurer (January 1998 to September 2000) of Syntek West,
                      Inc. and One Realco Corporation; and Consultant (1997).

OFFICERS

     Although not an executive officer of ARI, Robert A. Waldman currently serves as Senior Vice President, General Counsel and Secretary. His position with ARI is not subject to a vote of stockholders. His age, term of service, all positions and offices with ARI or Prime, other principal occupations, business experience and directorships with other companies during the last five years or more are set forth below.

                          NAME, PRINCIPAL OCCUPATIONS,
                     BUSINESS EXPERIENCE AND DIRECTORSHIPS

                                                                                    AGE
                                                                                    ---
Robert A. Waldman:    Senior Vice President, Secretary and General Counsel (since   50
                      August 2000)
                      Senior Vice President, General Counsel and Secretary (since
                      June 2003) of Prime; Senior Vice President and General
                      Counsel (since January 1995), Vice President (December 1990 to January 1995) and Secretary (from December 1993 to
                      February 1997 and since June 1999) of IORI and TCI; Senior
                      Vice President and General Counsel (since November 1994),
                      Vice President and Corporate Counsel (November 1989 to
                      November 1994) and Secretary (since November 1989) of BCM

     In addition to the foregoing officers, ARI has several vice presidents and assistant secretaries who are not listed herein.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934.

     Under the securities laws of the United States, ARI's directors, executive officers, and any persons holding more than 10 percent of ARI's shares of Common Stock are required to report their ownership of ARI's shares and any changes in that ownership to the Securities and Exchange Commission (the "Commission") and the New York Stock Exchange. Specific due dates for these reports have been established and ARI is required to report any failure to file by these dates during 2002. All of these filing requirements were satisfied by ARI's directors and executive officers and 10 percent holders. In making these statements, ARI has relied on the written representations of its incumbent directors, executive officers and 10 percent holders and copies of the reports that they have filed with the Commission.

THE ADVISOR

     Although the Board of Directors is directly responsible for managing the affairs of ARI and for setting the policies which guide it, the day-to-day operations are performed by Prime under the supervision of the Board of Directors. The duties of Prime include, among other things, investigating, evaluating and recommending real estate and mortgage loan investment opportunities as well as financing and refinancing sources. Prime also serves as a consultant in connection with ARI's business plan and investment policy decisions made by the Board of Directors.

     Prime has served as advisor to ARI since July 2003. Prime is a company 79% owned by a trust for the children of Gene E. Phillips and 21% owned by Syntek West, Inc., which is a company owned by Gene E. Phillips.

     The Advisory Agreement provides for the advisor to receive monthly base compensation at the rate of 0.0625% per month (0.75% on an annualized basis) of the average of the aggregate book value of ARI's assets invested in equity interests in and loans secured by real estate before non-cash reserves (the "Average Invested Assets").

     In addition to base compensation, Prime or its affiliate or assignee, receives the following forms of additional compensation:

          (a) an acquisition fee for locating, leasing or purchasing real estate for ARI in an amount equal to the lesser of (1) the amount of compensation customarily charged in similar arm's-length transactions or (2) up to 6% of the costs of acquisition, inclusive of commissions, if any, paid to nonaffiliated brokers;

          (b) a disposition fee for the sale of each equity investment in real estate in an amount equal to the lesser of (1) the amount of compensation customarily charged in similar arm's-length transactions or (2) 3% of the sales price of each property, exclusive of fees, if any, paid to non-affiliated brokers;

          (c) a loan arrangement fee in an amount equal to 1% of the principal amount of any loan made to ARI arranged by Prime;

          (d) an incentive fee equal to 10% of net income for the year in excess of a 10% return on stockholders' equity, and 10% of the excess of net capital gains over net capital losses, if any, realized from sales of assets; and

          (e) a mortgage placement fee, on mortgage loans originated or purchased, equal to 50%, measured on a cumulative basis, of the total amount of mortgage origination or placement fees on mortgage loans made by ARI for the fiscal year.

     The Advisory Agreement further provides that Prime shall bear the cost of certain expenses of its employees, excluding fees paid to ARI's Directors; rent and other office expenses of both Prime and ARI (unless ARI maintains office space separate from that of Prime); costs not directly identifiable to ARI's assets, liabilities, operations, business or financial affairs; and miscellaneous administrative expenses relating to the performance by Prime of its duties under the Advisory Agreement.

     If and to the extent that ARI shall request Prime, or any director, officer, partner or employee of Prime, to render services to ARI other than those required to be rendered by Prime under the Advisory Agreement, such additional services, if performed, will be compensated separately on terms agreed upon between such party and ARI from time to time.

     The Advisory Agreement automatically renews from year to year unless terminated in accordance with its terms. ARI's management believes that the terms of the Advisory Agreement are at least as fair as could be obtained from unaffiliated third parties.

     Situations may develop in which the interests of ARI are in conflict with those of one or more directors or officers of ARI in their individual capacities or of Prime, or of their respective affiliates. In addition to services performed for ARI, as described above, Prime actively provides similar services as agent for, and advisor to, other real estate enterprises, including persons and entities involved in real estate development and financing, including TCI. The Advisory Agreement provides that Prime may also serve as advisor to other entities.

     As advisor, Prime is a fiduciary of ARI's public investors. In determining to which entity a particular investment opportunity will be allocated, Prime will consider the respective investment objectives of each entity and the appropriateness of a particular investment in light of each such entity's existing mortgage note and real estate portfolio and which entity has had uninvested funds for the longest period of time. To the extent any particular investment opportunity is appropriate to more than one such entity, such investment opportunity will be allocated to the entity that has had uninvested funds for the longest period of time or if appropriate, the investment may be shared among various entities. See "Certain Business Relationships and Related Party Transactions -- Certain Business Relationships" below.

     The directors and principal officers of Prime are set forth below:

Mickey N. Phillips:                                    Director
Ryan T. Phillips:                                      Director
Mark W. Branigan:                                      Executive Vice
                                                         President -- Residential
Louis J. Corna:                                        Executive Vice President -- Tax
Ronald E. Kimbrough:                                   Acting Principal Executive Officer,
                                                         Executive Vice President and Chief
                                                         Financial Officer
Dan S. Allred:                                         Senior Vice President -- Land
                                                         Development
Michael E. Bogel:                                      Senior Vice President -- Project
                                                         Manager
Robert A. Waldman:                                     Senior Vice President, General Counsel
                                                         and Secretary

     Mickey N. Phillips is the brother of Gene E. Phillips, and Ryan T. Phillips is the son of Gene E. Phillips.

PROPERTY MANAGEMENT

     Affiliates of Prime provide property management services to ARI. Currently, Triad Realty Services, Ltd. ("Triad") and Carmel Realty, Inc. ("Carmel") provide such property management services for a fee of 5 percent or less of the monthly gross rents collected on residential properties under its management and 3 percent or less of the monthly gross rents collected on the commercial properties under its management. Triad and Carmel subcontract with other entities for the provision of the property-level management services to ARI at various rates. The general partner of Triad is BCM. Triad subcontracts the property-level management of 12 of ARI's commercial properties (office buildings, shopping centers and a merchandise mart) and eight hotels to Regis Realty I, LLC ("Regis I"), a related party. Regis is entitled to receive property and construction management fees and leasing commissions in accordance with the terms of its property-level management agreement with Triad.

REAL ESTATE BROKERAGE

     Regis I, a related party, also provides real estate brokerage services to ARI and receives brokerage commissions in accordance with the Advisory Agreement.

EXECUTIVE COMPENSATION

     ARI has no employees, payroll or employee benefit plans and pays no compensation to its executive officers. The directors and executive officers of ARI who are also officers or employees of Prime are compensated by Prime. Such affiliated directors and executive officers perform a variety of services for Prime and the amount of their compensation is determined solely by the advisor. Prime does not allocate the cash compensation of its officers among the various entities for which it serves as advisor.

  Director Compensation

     The only direct remuneration paid by ARI is to those Directors who are not officers or employees of Prime or its affiliated companies. Each Independent Director is compensated at the rate of $45,000 per year, plus $300 per Audit Committee meeting attended and the Chairman of the Audit Committee receives an annual fee of $500. In addition, each Independent Director receives an additional fee of $1,000 per day for any special services rendered outside of their ordinary duties as Director, plus reimbursement of expenses. During 2002, $162,000 was paid to Independent Directors in total Directors' fees for all services including the annual fee for service during the period January 1, 2002 through December 31, 2002, and 2002 special service fees as follows: Earl D. Cecil, $57,000; Collene C. Currie, $53,000; Joseph Mizrachi, $47,000; and Ted P. Stokely, $5,000. In the past, certain of the Directors have, from time to time, engaged, directly or indirectly in transactions with ARI. See "Certain Business Relationships and Related Party Transactions."

  Stock Option Plans

     In January 1999, stockholders approved the Directors' Stock Option Plan ("Directors' Plan") which provides for options to purchase up to 40,000 shares of Common Stock. Options granted pursuant to the Directors' Plan are immediately exercisable and expire on the earlier of the first anniversary of the date on which a Director ceases to be a Director or ten years from the date of grant. Each Independent Director was granted an option to purchase 1,000 shares at an exercise price of $17.71 per share on January 11, 1999, the date the stockholders approved the Directors' Plan. On January 1, 2000, each Independent Director was granted an option to purchase 1,000 shares at an exercise price of $18.53 per share. On January 1, 2001, each Independent Director was granted an option to purchase 1,000 shares at an exercise price of $13.625 per share. On January 1, 2002, each Independent Director was granted an option to purchase 1,000 shares of an exercise price of $9.87 per share. Each Independent Director will be awarded an option to purchase an additional 1,000 shares on January 1 of each year. At December 31, 2002, 1,000 options were exercisable at $18.53 per share, 2,000 options were exercisable at $13.625 per share and 3,000 options were exercisable at $9.87 per share.

     In January 1998, stockholders approved the 1997 Stock Option Plan (the "Option Plan") which provides for options to purchase up to 300,000 shares of Common Stock. The Option Plan is intended principally as an incentive for and as a means of encouraging ownership of ARI's Common Stock, by eligible persons, including certain directors and officers of ARI. Options may be granted either as incentive stock options (which qualify for certain favorable tax treatment) or as non-qualified stock options. Incentive stock options cannot be granted to, among others, persons who are not employees of ARI or of any parent or subsidiary of ARI, or to persons who fail to satisfy certain criteria concerning ownership of less than 10 percent of the shares of ARI. The Option Plan is administered by the Stock Option Committee, which currently consists of two Independent Directors of ARI. The exercise price per share of an option will not be less than 100% of the fair market value per share on the date of grant thereof. ARI receives no consideration for the grant of an option.

     At December 31, 2002, there were 99,750 options outstanding under the Option Plan.

     No options were granted under the Option Plan in 2002.

     The following table presents certain information for the executive officers of ARI relating to the exercise of stock options during 2002 and, in addition, information relating to the valuation of unexercised stock options.

              AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                       NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                               SHARES                 UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                              ACQUIRED                  OPTIONS AT 12/31/02               AT 12/31/02
                                 ON       VALUE     ---------------------------   ---------------------------
                              EXERCISE   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
NAME                            (#)        ($)          (#)            (#)            ($)            ($)
----                          --------   --------   -----------   -------------   -----------   -------------
Mark W. Branigan............     0          0            0                             0              0
Louis J. Corna..............     0          0            0                             0              0
Ronald E. Kimbrough.........     0          0            0                             0              0

     As of December 31, 2002, there were 99,750 options to purchase ARI's shares outstanding under the Option Plan of which 76,600 were vested and exercisable at $16.35 per share and 2,400 were vested and exercisable at $18.53 per share.

 Performance Graph

     The following graph compares the cumulative total stockholder return on ARI's shares (ART's shares prior to August 2000) of Common Stock with the Dow Jones Equity Market Index ("DJ Equity Index") and the Dow Jones Real Estate Investment Index ("DJ Real Estate Index"). The comparison assumes that $100 was invested on December 31, 1997 in shares of Common Stock and in each of the indices and further assumes the reinvestment of all dividends. Past performance is not necessarily an indicator of future performance.

                            COMPARISON OF FIVE YEAR
                            CUMULATIVE TOTAL RETURN

                              (PERFORMANCE GRAPH)

--------------------------------------------------------------------------------
                        1997      1998      1999      2000      2001      2002
--------------------------------------------------------------------------------
 ARI                   100.00    116.48    121.26     97.22     70.40     57.70
 DJ Equity Index       100.00    124.90    153.28    139.07    122.50     95.45
 DJ Real Estate
  Index                100.00     78.88     74.69     95.24    106.49    110.35

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Security Ownership of Management. The following table sets forth the ownership of shares of ARI Common Stock, both beneficially and of record, both individually and in the aggregate, for the directors and executive officers of
ARI, as of the close of business on July   , 2003.

                                                              AMOUNT AND NATURE
NAME OF                                                         OF BENEFICIAL         PERCENT OF
BENEFICIAL OWNER                                                  OWNERSHIP            CLASS(1)
----------------                                              -----------------       ----------
Mark W. Branigan............................................      8,850,925(2)(3)        77.8%
Henry A. Butler.............................................        749,972(2)(4)         6.6%
Earl D. Cecil...............................................        748,972(2)(5)         6.6%
Louis J. Corna..............................................      8,850,925(2)(3)        77.8%
Ronald E. Kimbrough.........................................      8,850,925(2)(3)        77.8%
Joseph Mizrachi.............................................          3,000(6)              *
Ted P. Stokely..............................................        747,972(2)(7)         6.6%
Martin L. White.............................................        746,972(2)            6.6%
All Directors and Executive Officers as a group (8
  persons)..................................................      8,859,925(2)(3)(4)     77.9%
                                                                           (5)(6)(7)     77.9%

---------------

 *  Less than 1%

(1) Percentage is based upon 11,375,127 shares outstanding on July   , 2003.

(2) Includes 746,972 shares owned by TCI over which the executive officers of ARI may be deemed to be beneficial owners by virtue of their positions as executive officers of TCI. The executive officers of ARI disclaim beneficial ownership of such shares.

(3) Includes 8,103,953 shares owned by BCM over which the executive officers of ARI may be deemed to be beneficial owners by virtue of their positions as executive officers of BCM. The executive officers of ARI disclaim beneficial ownership of such shares.

(4) Includes 3,000 shares that are subject to options exercisable as of July   ,
    2003, or within 60 days thereafter.

(5) Includes 2,000 shares that are subject to options exercisable as of July   ,
    2003, or within 60 days thereafter.

(6) Includes 3,000 shares that are subject to options exercisable as of July   ,
    2003, or within 60 days thereafter.

(7) Includes 1,000 shares that are subject to options exercisable as of July   ,
    2003, or within 60 days thereafter.

     Security Ownership of Certain Beneficial Owners. The following table sets forth the ownership of ARI's Common Stock both beneficially and of record, both individually and in the aggregate, for those persons or entities known by ARI to be the owner of more than 5% of ARI Common Stock as of
the close of business on July   , 2003.

                                                              AMOUNT AND NATURE
NAME AND ADDRESS OF                                             OF BENEFICIAL      PERCENT OF
BENEFICIAL OWNER                                                  OWNERSHIP         CLASS(1)
-------------------                                           -----------------    ----------
Basic Capital Management, Inc. .............................      8,103,953          71.2%
  1800 Valley View Lane
  Suite 300
  Dallas, Texas 75234
Transcontinental Realty Investors, Inc. ....................        746,972(2)        6.6%
  1800 Valley View Lane
  Suite 300
  Dallas, Texas 75234
Ryan T. Phillips............................................      8,131,555(3)       71.5%
  1800 Valley View Lane
  Suite 300
  Dallas, Texas 75234

---------------

(1) Percentage is based on 11,375,127 shares of Common Stock outstanding on July , 2003.

(2) Each of the directors of TCI, Henry A. Butler, Earl D. Cecil, Ted P. Stokely and Martin L. White, may be deemed to be the beneficial owners of such shares by virtue of their positions as directors of TCI. The directors of TCI disclaim such beneficiary ownership.

(3) Includes 8,103,953 shares owned by BCM over which Ryan T. Phillips may be deemed to be the beneficial owner by virtue of his position as a director of BCM. Mr. Phillips disclaims beneficial ownership of such shares. Also, includes 27,602 shares owned by the Gene E. Phillips Children's Trust. Ryan
    T. Phillips is a beneficiary of such trust.

CERTAIN BUSINESS RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     Policies with Respect to Certain Activities. Article ELEVENTH of ARI's Articles of Incorporation provides that ARI shall not, directly or indirectly, contract or engage in any transaction with (1) any director, officer of employee of ARI, (2) any director, officer or employee of the advisor, (3) the advisor or
(4) any affiliate or associate (as such terms are defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended) of any of the aforementioned persons, unless (a) the material facts as to the relationship among, or financial interest of, the relevant individuals or persons and as to the contract or transaction are disclosed to or are known by ARI's Board of Directors or the appropriate committee thereof and (b) ARI's Board of Directors or committee thereof determines that such contract or transaction is fair to ARI and simultaneously authorizes or ratifies such contract or transaction by the affirmative vote of majority of independent directors of ARI entitled to vote thereon.

     Article ELEVENTH defines an "Independent Director" as one who is neither an officer or employee of ARI, nor a director, officer or employee of ARI's advisor.

     ARI's policy is to have such contracts or transactions approved or ratified by a majority of the disinterested directors of ARI with full knowledge of the character of such transactions, as being fair and reasonable to the stockholders at the time of such approval or ratification under the circumstances then prevailing. Such directors also consider the fairness of such transactions to ARI. Management believes that, to date, such transactions have represented the best investments available at the time and that they were at least as advantageous to ARI as other investments that could have been obtained.

     ARI expects to enter into future transactions with entities the officers, directors or stockholders of which are also officers, directors or stockholders of ARI if such transactions would be beneficial to the operations of ARI and consistent with ARI's then-current investment objectives and policies, subject to approval by a majority of disinterested directors as discussed above.

     ARI does not prohibit its officers, directors, stockholders or related parties from engaging in business activities of the types conducted by ARI.

CERTAIN BUSINESS RELATIONSHIPS

     Prime is a company of which Messrs. Branigan, Corna and Kimbrough serve as executive officers. Prime is beneficially 79% owned by a trust for the benefit of the children of Gene E. Phillips and 21% owned by Syntek West, Inc., which is a company owned by Gene E. Phillips.

     The executive officers of ARI also serve as executive officers of IORI and TCI, and owe fiduciary duties to each of these entities, as well as to Prime, under applicable law. TCI has the same relationship with Prime as does ARI.

     ARI contracts with affiliates of Prime for property management services. Currently, Triad, an affiliate, and Carmel Realty, Inc. ("Carmel") provide such property management services. The general partner of Triad is BCM. Triad and Carmel subcontract the property-level management of 12 of ARI's commercial properties (office buildings, shopping centers and a merchandise mart) and eight of its hotels to Regis, a related party.

     Regis I, a related party, also provides brokerage services to ARI and receives brokerage commissions in accordance with the Advisory Agreement.

     ARI owns an equity interest in TCI. In addition, TCI owns a beneficial interest in ARI.

RELATED PARTY TRANSACTIONS

     Historically, ARI, TCI, IORI and BCM have each engaged in and may continue to engage in business transactions, including real estate partnerships, with related parties. Management believes that all of the related party transactions represented the best investments available at the time and were at least as advantageous to ARI as could have been obtained from unrelated parties.

OPERATING RELATIONSHIPS

     In October 1997, ARI entered into leases with BCM and an affiliate of BCM, for space at the One Hickory Centre Office Building, where construction was completed in December 1998. The BCM leases, effective upon ARI obtaining permanent financing of the building, were for 75,852 sq. ft. (approximately 75% of the building), had terms of ten and fifteen years and provided for annual base rent of $19.25 per sq. ft. for the first year. In January 2001, both leases were terminated, and ARI entered into a new lease with BCM, effective October 1, 2000. The new lease was for 59,463 sq. ft. (approximately 62% of the building), had a term of three years, and provided for annual base rent of $1.3 million or $21.50 per sq. ft. Effective March 1, 2002, the lease was amended to 57,879 sq. ft. (approximately 59% of the building), with an annual base rent of $1.2 million, or $21.50 per sq. ft. In April 2002, ARI sold the subsidiary which owns the building to TCI.

     In 2002, ARI paid BCM, its affiliates and a related party $5.9 million in advisory fees, $689,000 in mortgage brokerage and equity refinancing fees, $13,000 in property acquisition fees, $5.3 million in real estate brokerage commissions, $1.9 million in construction supervision fees and $4.3 million in property and construction management fees and leasing commissions, net of property management fees paid to subcontractors, other than affiliates of BCM. In addition, as provided in the Advisory Agreement, BCM received cost reimbursements of $2.5 million.

PARTNERSHIP TRANSACTIONS

     BCM has entered into put agreements with certain holders of the Class A limited partner units of Ocean Beach Partners, L.P. The Class A units are convertible into Series D Cumulative Preferred Stock of ARI. The put price of the Series D Preferred Stock is $20.00 per share plus accrued but unpaid dividends.

     BCM has entered into put agreements with the holders of the Class A limited partner units of Valley Ranch, L.P. Such Class A units were convertible into Series B Cumulative Convertible Preferred Stock of

ARI which was further convertible into Common Stock of ARI. The put price for the Class A units was $1.00 per unit and the put price for either the Series B Preferred Stock or ARI's Common Stock was 80% of the average daily closing price of ARI's Common Stock for the prior 20 trading days. In March 1999, ARI reached agreement with the Class A unitholders of Valley Ranch, L.P. to acquire their eight million Class A units for $1.00 per unit. In 1999, three million units were purchased. Additionally, one million units were purchased in January 2000 and two million units were purchased in May 2001. ARI purchased the remaining two million units in 2002.

     BCM has entered into put agreements with the holders of the Class A units of ART Palm, L.P. Such Class A units are convertible into Series C Cumulative Convertible Preferred Stock of ARI. The put price for the Class A units is $1.00 per unit and the put price for either the Series C Preferred Stock or ARI's Common Stock is 90% of the average daily closing price of ARI's Common Stock for the prior 20 trading days. The put agreement calls for ARI to repurchase the Class A units as follows: June 30, 2003, 1,625,000 units; December 31, 2005, 1,625,000 units; and December 31, 2006, 8,563,750 units.

ADVANCES AND LOANS

     From time-to-time, ARI and its affiliates have made advances to each other, which have not had specific repayment terms, do not bear interest, are unsecured and have been reflected in ARI's financial statements as other assets or other liabilities. At December 31, 2002, after accounting for affiliate purchases and sales, amounts still owed by ARI were $26.6 million, $6.6 million, $3.5 million and $2.7 million to BCM, TCI, IORI and Regis, respectively.

     In October 1999, ARI funded a $4.7 million loan to Realty Advisors, Inc., an affiliate. The loan was secured by all of the outstanding shares of common stock of American Reserve Life Insurance Company. The loan bore interest at 10.25% per annum, and matured in November 2001. In January 2000, $100,000 was collected. In November 2001, the maturity date was extended to November 2004. The collateral was changed to a subordinate pledge of 850,000 shares of ARI Common Stock owned by BCM. The shares are also pledged to a lender on ARI's behalf. The interest rate was changed to 2% over the prime rate, currently 6.75% per annum, and the accrued but unpaid interest of $984,000 was added to the principal. The new principal balance is $5.6 million. All principal and accrued interest are due at maturity.

     In March 2000, a loan with a current principal balance of $2.6 million to Lordstown, L.P., matured. The loan, to provide funds to purchase for resale various parcels of land, is secured by a second lien on land in Ohio and Florida, by 100% of the general and limited partner interest in Partners Capital, Ltd., the limited partner of Lordstown, L.P., and a profits interest in subsequent land sales. At December 2002, the loan, and $1.1 million of accrued interest, remained unpaid. A corporation controlled by Richard D. Morgan is the general partner of Lordstown, L.P. Mr. Morgan served as a director of ARI until October 2001.

     In December 2000, an unsecured loan with a principal balance of $1.9 million to Warwick of Summit, Inc. ("Warwick") matured. The loan was made to provide funds to purchase, renovate and expand a shopping center property in Warwick, Rhode Island. All principal and interest were due at maturity. At December 2002, the loan, and $188,000 of accrued interest, remained unpaid. Richard D. Morgan, a Warwick shareholder, served as a director of ARI until October 2001.

     In December 2000, a loan with a principal balance of $1.6 million to Bordeaux Investments Two, L.L.C. ("Bordeaux"), matured. The loan, to provide funds to purchase and renovate a shopping center in Oklahoma City, Oklahoma, is secured by (1) a 100% interest in Bordeaux, which owns a shopping center in Oklahoma City, Oklahoma; (2) 100% of the stock of Bordeaux Investments One, Inc., which owns 6.5 acres of undeveloped land in Oklahoma City, Oklahoma; and
(3) the personal guarantees of the Bordeaux members. At December 2002, the loan, and $710,000 of accrued interest, remained unpaid. Richard D. Morgan, a Bordeaux member, served as a director of ARI until October 2001.

     In March 2001, ARI funded $13.6 million of a $15.0 million unsecured line of credit to One Realco Corporation ("One Realco"), which owned approximately 14.8% of the outstanding shares of ARI's Common Stock. One Realco periodically borrows money to meet its cash obligations. The line of credit bears interest at

12.0% per annum. All principal and interest were due at maturity in February 2002. The line of credit is guaranteed by BCM. In June 2001, $394,000 in principal and $416,000 in interest was collected. In December 2001, $21,000 in principal and $804,000 in interest was collected. In February 2002, the maturity date was extended to February 2004. In March 2002, ARI funded an additional $1.8 million, increasing the outstanding principal balance to $15.5 million. In October 2002, $856,900 in interest was collected by the return of 85,690 shares of ARI Series A Preferred Stock. All principal and interest are due at maturity. Ronald E. Kimbrough, Acting Principal Executive Officer, Executive Vice President and Chief Financial Officer of ARI, is a 10% shareholder of One Realco. During 2001 and 2002, Mr. Kimbrough did not participate in day-to-day operations or management of One Realco.

     In June 2002, ARI converted $4.5 million of its receivable from BCM to a recourse note receivable. This transaction was to provide ARI with additional security over that provided by an unsecured receivable. The note bears interest at 10.0% per annum, matures in March 2004 and requires quarterly payments of principal and accrued interest, beginning in December 2002.

PROPERTY TRANSACTIONS

     In May 2001, ARI exchanged with TCI two parcels of land, a 10.5 acre tract of Vista Ridge land and an 8.88 acre tract of Hollywood Casino land, for the 168 unit Glenwood Apartments. The business purpose of the transaction was for TCI to construct apartments on the Vista Ridge land and office buildings on the Hollywood Casino land. ARI received net cash of $3.2 million on the subsequent sale of the apartments.

     In December 2001, TCI purchased 100% of the outstanding common shares of National Melrose, Inc. ("NM"), a wholly-owned subsidiary of ARI, for $2.0 million. The purchase price was determined based upon the market value of the property exchanged, using a market rate multiple of net operating income. NM owns the Executive Court Office Building. ARI has guaranteed the asset will produce at least a 12% annual return on the purchase price for a period of three years from the purchase date. If the asset fails to produce the annual return, ARI will pay TCI any shortfall. In addition, if the asset fails to produce the 12% return for a calendar year, TCI may require ARI to repurchase the shares of NM for the purchase price. The business purpose of the transaction was for TCI to make an equity investment in NM, anticipating a profitable return, and for ARI to receive cash for its equity investment. Management has classified this related party transaction as a note payable to TCI.

     In January 2002, IORI purchased 100% of the outstanding common shares of Rosedale Corporation ("Rosedale"), a wholly-owned subsidiary of ARI for $5.1 million. The purchase price was determined based upon the market value of the property exchange, using a market rate multiple of net operating income. Rosedale owned the Rosedale Towers Office Building. ARI guaranteed that the asset would produce at least a 12% annual return on the purchase price for a period of three years from the purchase date. If the asset failed to produce the 12% return, ARI would pay IORI any shortfall. In addition, if the asset failed to produce the 12% return for a calendar year, IORI could require ARI to repurchase the shares of Rosedale for the purchase price. The business purpose of the transaction was for IORI to make an equity investment in Rosedale anticipating a profitable return, and for ARI to receive cash for its equity investment. Management classified this related party transaction as a note payable to IORI. IORI sold the Rosedale Towers Office Building to an unrelated buyer in December 2002. ARI owed $2.1 million to IORI for remaining principal and 12% return. In April, 2003, ARI repaid $2.0 million in principal and accrued interest.

     In January 2002, TCI purchased 100% of the common shares of ART Two Hickory Corporation ("Two Hickory"), a wholly-owned subsidiary of ARI, for $4.4 million. The purchase price was determined based upon the market value of the property exchanged, using a market rate multiple of net operating income. Two Hickory owns the Two Hickory Centre Office Building. ARI has guaranteed that the asset will produce at least a 12% annual return on the purchase price for a period of three years from the purchase date. If the asset fails to produce the 12% return, ARI will pay TCI any shortfall. In addition, if the asset fails to produce the 12% return for a calendar year, TCI may require ARI to repurchase the shares of Two Hickory for the purchase price. The business purpose of the transaction was for TCI to make an equity investment in Two

Hickory, anticipating a profitable return, and for ARI to receive cash for its equity investment. Management has classified this related party transaction as a note payable to TCI.

     In March 2002, ARI received $520,000 and exchanged with TCI a 24.5 acre tract of Rasor land, a 16.89 acre tract of Lakeshore Villas Apartments land and the 45,623 sq. ft. Oaktree Village Shopping Center for the 80,278 sq. ft. Plaza on Bachman Creek Shopping Center. The exchange value prices for the shopping centers were determined using a market rate multiple of net operating income, and the values of the land parcels were determined using appraised rates. The business purpose of the transaction was for TCI to construct apartments on the Rasor and Lakeshore Villas land. To give ample value for the property TCI exchanged, the Oaktree Village Shopping Center was added to the transaction. ARI received $4.4 million on the subsequent financing of the shopping center. Failure to notify and receive approval from the lender for this transaction may constitute an event of default under the terms of the debt assumed by TCI.

     In April 2002, TCI purchased all of the general and limited partnership interest in Garden Confederate Point, L.P. ("Confederate Point") from ARI for $1.9 million. The purchase price was determined based on the market value of the property exchanged using a market rate multiple of net operating income. Confederate Point owns the Confederate Point Apartments. ARI has guaranteed that the asset will produce at least a 12% annual return on the purchase price for a period of three years from the purchase date. If the asset fails to produce the 12% return for a calendar year, TCI may require ARI to repurchase the interests in Confederate Point for the purchase price. The business purpose of this transaction was for TCI to make an equity investment in Confederate Point anticipating a profitable return and to reduce ARI's payable to BCM. Management has classified this related party transaction as a note payable to TCI. Failure to notify and receive approval from the lender for this transaction may constitute an event of default under the terms of the debt assumed by TCI.

     In April 2002, TCI purchased all of the general and limited partnership interests in Garden Foxwood, L.P. ("Foxwood") from ARI for $1.1 million. The purchase price was determined based on the market values of the property exchanged, using a market rate multiple of net operating income. Foxwood owns the Foxwood Apartments. ARI has guaranteed that the asset will produce at least a 12% annual return on the purchase price for a period of three years from the purchase date. If the asset fails to produce the 12% return, ARI will pay TCI any shortfall. In addition, if the asset fails to produce the 12% return for a calendar year, TCI may require ARI to repurchase the interests in Foxwood for the purchase price. The business purpose for the transaction was for TCI to make an equity investment in Foxwood anticipating a profitable return and to reduce ARI's payable to BCM. Management has classified this related party transaction as a note payable to TCI. Failure to notify and receive approval from the lender for this transaction may constitute an event of default under the terms of the debt assumed by TCI.

     In April 2002, TCI purchased all of the general and limited partnership interests in Garden Woodsong, L.P. ("Woodsong") from ARI for $2.5 million. The purchase price was determined based on the market values of the property exchanged, using a market rate multiple of net operating income. Woodsong owned the Woodsong Apartments. ARI has guaranteed that the asset would produce at least a 12% annual return on the purchase price for a period of three years from the purchase date. If the asset failed to produce the 12% return, ARI would pay TCI any shortfall. In addition, if the asset failed to produce the 12% return for a calendar year, TCI could require ARI to repurchase the interests in Woodsong for the purchase price. The business purpose for the transaction was for TCI to make an equity investment in Woodsong anticipating a profitable return and to reduce ARI's payable to BCM. Management classified this related party transaction as a note payable to TCI. In July 2002, the Woodsong Apartments was sold for $9.1 million. TCI received $2.6 million from the proceeds of $2.8 million as payment of principal and accrued but unpaid interest on the loan.

     In April 2002, TCI purchased 100% of the common shares of ARI One Hickory Corporation ("One Hickory"), a wholly-owned subsidiary of ARI, for $4.5 million. The purchase price was determined based on the market values of the property exchanged, using a market rate multiple of net operating income. One Hickory owns the One Hickory Centre Office Building. ARI has guaranteed that the asset will produce at least a 12% annual return on the purchase price for a period of three years from the purchase date. If the asset fails to produce the 12% return, ARI will pay TCI any shortfall. In addition, if the asset fails to produce the

12% return for a calendar year, TCI may require ARI to repurchase the interests in One Hickory for the purchase price. The business purpose for the transaction was for TCI to make an equity investment in One Hickory anticipating a profitable return and to reduce ARI's payable to BCM. Management has classified this related party transaction as a note payable to TCI. Failure to notify and receive approval from the lender for this transaction may constitute an event of default under the terms of the debt assumed by TCI.

     In June 2002, TCI purchased Centura Tower, Ltd. partnership, which owns the Centura Tower Office Building, from ARI for $50.0 million. The purchase price for the Centura Tower was determined based on appraised value and replacement cost. The business purpose of the transaction was for TCI to acquire a Class A office building with significant upside potential anticipating a profitable return and for ARI to satisfy debt.

     In June 2002, TCI purchased five parcels of unimproved land from ARI for $30.0 million: the Hollywood Casino, Marine Creek, Mason Goodrich, Nashville and Monterrey land parcels. The purchase price of the Hollywood Casino land was determined based on an appraised value. The business purpose of the transaction was for TCI to consolidate its holdings within the Mercer Crossing development. The purchase price for the Marine Creek, Mason Goodrich, Nashville and Monterrey land parcels was determined based on appraised rates. The business purpose of the transaction was for TCI to develop apartments on these four tracts of land and for ARI to satisfy debt. Failure to notify and receive approval from the lender for this transaction may constitute an event of default under the terms of the debt assumed by TCI.

     In June 2002, ARI purchased all the general and limited partnership interests in Chalet North, L.P. ("Chalet North") from BCM for $3.0 million. Chalet North owns the Pinecrest Apartments. The purchase price was determined based on the market value of the property exchanged, using a market rate multiple of net operating income. ARI assumed debt of $1.4 million. ARI's receivable from BCM was reduced by $1.6 million, and no cash was paid by ARI. The business purpose of the transaction was to reduce the affiliate payable owed by BCM to ARI.

     In June 2002, ARI purchased the Tiberon Trails Apartments from BCM for $12.3 million. The purchase price was determined based on the market value of the property exchanged, using a market rate multiple of net operating income. ARI assumed debt of $6.4 million. ARI's receivable from BCM was reduced by $5.9 million, and no cash was paid by ARI. The business purpose of the transaction was to reduce the affiliate payable owed by BCM to ARI.

     In June 2002, ARI purchased the Alta Mesa Shopping Center from BCM for $3.8 million. The purchase price was determined based on the market value of the property exchanged, using a market rate multiple of net operating income. ARI assumed debt of $1.8 million. ARI's receivable from BCM was reduced by $2.0 million, and no cash was paid by ARI. The business purpose of the transaction was to reduce the affiliate payable owed by BCM to ARI.

     On June 30, 2002, ARI obtained 74.31% interest in Realty Advisors Korea, Ltd. ("RAK") from BCM for $6.0 million. The business purpose of the transaction was to reduce the affiliate payable owed by BCM to ARI. ARI's receivable from BCM was reduced by $6.0 million, and no cash was paid by ARI. At the date of acquisition, RAK's assets consisted of $2.3 million in cash, $3.0 million in deposits and marketable securities, and $225,000 in other assets. RAK's net equity was $5.5 million. ARI recorded $1.9 million in goodwill as a result of this transaction.

     In December 2002, ARI sold the Lakeshore Villas Apartments to Housing for Seniors of Humble, LLC ("Humble"), a related party, for $22.0 million, paying $764,000 after payment of closing costs and debt paydown and providing purchase money financing of $8.4 million. One loan has a principal amount of $2.0 million. The loan is unsecured, and is guaranteed by Unified Housing Foundation, Inc. ("Unified"), a related party. The second loan has a principal amount of $6.4 million, and is secured by a pledge by Unified of 100% of the Member Interest in Humble. Both loans bear interest at 11.5% per annum, mature in December 2009 and require quarterly payments beginning in March 2003. Richard W. Humphrey, a director of ARI, is the President of Humble and the President and Treasurer of Unified. Ted P. Stokely, Chairman of the Board and a director of ARI, is the General Manager of Unified.

     In December 2002, TCI purchased the NLP/CH, Ltd. partnership, which owns the Centura Holdings, Clark and Woolley land parcels, from ARI for $13.3 million. The purchase price was determined based on an appraised rate. The business purpose of the transaction was for TCI to construct apartments on the land and for ARI to satisfy debt.

     In March 2003, TCI purchased the Bridgeview Plaza and Cullman shopping centers from ARI for $8.7 million and $2.0 million, respectively, to satisfy debt. The purchase price was determined using a market rate multiple of net operating income.

                           PROPOSED AMENDMENT TO THE
                           ARTICLES OF INCORPORATION
                          ITEM NO. 2 ON THE PROXY CARD

     The Board of Directors is recommending that Article Fourth of the Restated Articles of Incorporation of ARI be amended to eliminate the designation for Series B Convertible Preferred Stock ("Series B Stock"). There are 80,000 shares of Series B Stock authorized under the Articles of Incorporation. No shares of Series B Stock have ever been issued. The Series B Stock was authorized and reserved for issuance upon the conversion of Class A limited partner units of Valley Ranch, L.P. However, as of June 2002, ARI had purchased all such Class A Limited partner units. Accordingly, no shares of the Series B Stock will ever be issued and the authorization for such shares may be eliminated.

     Pursuant to this proposal, Paragraph D. Series B Preferred Stock would be amended by reducing the number of shares authorized under Section 1. Designation and Amount from 80,000 to zero, and then deleting Paragraph D from the Restated Articles of Incorporation.

     The Board of Directors recommends that stockholders approve the proposal to amend the Restated Articles of Incorporation to eliminate the authorization for Series B Convertible Preferred Stock.

                         SELECTION OF AUDITORS FOR 2003

     ARI's auditors for the 2002 fiscal year were BDO Seidman, LLP. A representative of BDO Seidman will attend the Annual Meeting. The Audit Committee of the Board of Directors has selected BDO Seidman as the auditors for ARI for the 2003 fiscal year. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

AUDIT FEES

     The aggregate fees billed by BDO Seidman, LLP, ARI's independent auditors, for all assurance professional services rendered for the year ended December 31, 2002, were $311,428.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no fees billed to ARI by BDO Seidman, LLP for professional services rendered for information technology services relating to financial information systems design and implementation for the year ended December 31, 2002.

ALL OTHER FEES

     The aggregate fees billed for services rendered to ARI by BDO Seidman, LLP, other than the services described above under "Audit Fees" and "Financial Information Systems Designed and Implementation Fees," for the year ended December 31, 2002, were $387,016.

                                 OTHER MATTERS

     Management knows of no other matters which may be presented for consideration at the meeting. However, if any other matters are properly brought before the meeting, the persons named in the enclosed proxy or their substitutes will vote in accordance with their best judgment on such matters.

                              FINANCIAL STATEMENTS

     The 2002 Annual Report to Stockholders, including audited financial statements, has previously been mailed to stockholders under separate cover.

                            SOLICITATION OF PROXIES

     This Proxy Statement is furnished to stockholders to solicit proxies on behalf of the directors of ARI. The cost of soliciting proxies will be borne by ARI. Directors and officers of ARI may, without additional compensation, solicit by mail, in person or by telecommunication.

                           PROPOSALS BY STOCKHOLDERS

     Stockholder proposals for our Annual Meeting to be held in 2004 must be received by us by December 29, 2003, and must otherwise comply with the rules promulgated by the Securities and Exchange Commission to be considered for inclusion in our proxy statement for that year. Any stockholder proposal, whether or not to be included in our proxy materials, must be sent to our Corporate Secretary at 1800 Valley View Lane, Suite 300, Dallas, Texas 75234.

                                          By Order of the Board of Directors

                                          /s/ RONALD E. KIMBROUGH

                                          RONALD E. KIMBROUGH
                                          Acting Principal Executive Officer,
                                          Executive Vice President and
                                          Chief Financial Officer

     THE BOARD OF DIRECTORS OF ARI UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ALL OF THE NOMINEES AND FOR PROPOSAL TWO ON THE ENCLOSED PROXY. REGARDLESS OF HOW YOU WISH TO VOTE YOUR SHARES, YOUR BOARD OF DIRECTORS URGES YOU TO PROMPTLY SIGN, DATE AND MAIL THE ENCLOSED PROXY OR VOTE BY TELEPHONE OR VOTE BY INTERNET.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                         AMERICAN REALTY INVESTORS, INC.

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 12, 2003



         The undersigned hereby appoints RONALD E. KIMBROUGH and ROBERT A. WALDMAN, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to be at the Annual Meeting of Stockholders of AMERICAN REALTY INVESTORS, INC., to be held on Tuesday, August 12, 2003, at 10:00 a.m. (Dallas time), or at any adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

            (CONTINUED AND TO BE SIGNED AND DATED ON THE OTHER SIDE)

                        ANNUAL MEETING OF STOCKHOLDERS OF

                         AMERICAN REALTY INVESTORS, INC.

                                AUGUST 12, 2003

CO. #                                        ACCT. #
     -------------------                            ----------------------------

                           PROXY VOTING INSTRUCTIONS

TO VOTE BY MAIL

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)

PLEASE CALL TOLL-FREE 1-800-PROXIES AND FOLLOW THE INSTRUCTIONS. HAVE YOUR CONTROL NUMBER AND THE PROXY CARD AVAILABLE WHEN YOU CALL.

TO VOTE BY INTERNET

PLEASE ACCESS THE WEB PAGE AT "www.voteproxy.com" AND FOLLOW THE ON-SCREEN INSTRUCTIONS. HAVE YOUR CONTROL NUMBER AVAILABLE WHEN YOU ACCESS THE WEB PAGE.

YOUR CONTROL NUMBER IS - [          ]

               o Please Detach and Mail in the Envelope Provided o

[X] PLEASE MARK YOUR
    VOTES AS IN THIS
    EXAMPLE.

                        FOR all nominees                WITHHOLD
                        (except as marked               AUTHORITY              THE BOARD OF DIRECTORS OF AMERICAN REALTY
                         to the contrary        to vote for the nominees       INVESTORS, INC. RECOMMENDS A VOTE FOR EACH
                             below)                  listed at right           OF THE NOMINEES.

1.   ELECTION                  [ ]                         [ ]                 Nominees:       Henry A. Butler
     OF DIRECTORS:                                                                             Earl D. Cecil
                                                                                               Ted P. Stokely
                                                                                               Martin L. White


Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.


----------------------------------------------------

                                      FOR       AGAINST       ABSTAIN

2.   AMENDMENT TO ARTICLES OF         [ ]         [ ]           [ ]
     INCORPORATION

                                                                                   FOR       AGAINST       ABSTAIN

3.   OTHER BUSINESS: I AUTHORIZE the aforementioned proxies in their               [ ]         [ ]           [ ]
     discretion to vote upon such other business as may properly come before the Annual Meeting and any adjournments thereof.

When a proxy card is properly executed and returned, the shares represented thereby will be voted in favor of the election for each of the nominees, unless authority to vote for any such nominee is specifically withheld. There will be no cumulative voting for the election of Directors. If any nominee is unable to serve or will not serve (an event which is not anticipated), then the person acting pursuant to the authority granted under the proxy will cast votes for the remaining nominees and, unless the Board of
Directors takes action to reduce the number of Directors, for such other person(s) as he or she may select in place of such nominees.

PLEASE SIGN, DATE AND MAIL THIS PROXY IMMEDIATELY

YOUR PROXY IS IMPORTANT. PLEASE INDICATE YOUR SUPPORT FOR THE BOARD OF DIRECTORS BY MARKING THE BOXES FOR ELECTION OF THE DIRECTORS.
PLEASE SIGN, DATE AND MAIL THIS CARD TODAY IN THE ENCLOSED ENVELOPE OR VOTE ON THE INTERNET. DO NOT RETURN PROXY CARD BY MAIL IF
VOTING THROUGH INTERNET SITE. IF NOT OTHERWISE MARKED ABOVE, YOUR PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES. THIS PROXY
REVOKES ALL PREVIOUS PROXIES.



Signature                           Signature (if held jointly)                           Title                  Dated:       , 2003
         --------------------------                            --------------------------      -----------------       -------

NOTE: Please sign exactly as name appears herein. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. When signing for corporation, please sign full corporate name by an authorized officer. When signing for a partnership, please sign partnership name by an authorized person. If shares are held in more than one capacity, this proxy shall be deemed valid for all shares held in all capacities.